EXHIBIT 99.4

                               SECURITY AGREEMENT
                                  (ALL ASSETS)

As of  May 9,  2003,  for  value  received,  the  undersigned,  KRONOS  ADVANCED
TECHNOLOGIES, INC., f/k/a TSET, INC., a Nevada corporation and KRONOS AIR TECHNOLOGY, INC., a Nevada corporation (collectively, "Debtor") grant to FKA DISTRIBUTING CO., d/b/a HOMEDICS, INC., a Michigan corporation ("Secured Party"), a continuing security interest in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Secured Party of Debtor. Indebtedness includes without limit any and all obligations or liabilities of Debtor to the Secured Party, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which Debtor would otherwise be liable to the Secured Party were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Secured Party in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Secured Party and Debtor or in connection with any proceeding involving Secured Party as a result of any financial accommodation to Debtor; and all other costs of collecting Indebtedness, including without limit attorney fees. Debtor agrees to pay Secured Party all such costs incurred by the Secured Party, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate specified in the $2,400,000 Secured Promissory Note executed by the parties of even date herewith (the "Note"), but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of attorneys and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

1. COLLATERAL shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

      (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts, general intangibles (including, without limitation that certain Exclusive Licensing Agreement, dated October 22, 2002 between Debtor and HoMedics USA, Inc., as amended), payment intangibles, promissory notes, license fees, royalty fees, chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights, documents and instruments, letters of credit, letter of credit rights, commercial tort claims (if any), franchise fees, deposit accounts, investment property and supporting obligations for any of the foregoing and any other rights to payment for services provided or goods sold;

      (b)   all Inventory,

      (c)   all Equipment and Fixtures,

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      (d)   all Software (for purposes of this agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

      (e) all Intellectual Property (for purposes of this Agreement, "Intellectual Property" consists of (i) the US and foreign patents and applications in SCHEDULE 1(e), any continuations, continuations-in-part, divisionals, reexaminations, reissues, renewals, or extensions of said patents and/or applications, as well as all patents and applications claiming priority therefrom, and any inventions, improvements, or modifications pertaining or relating to or arising from the subject matter of said patents and applications;
            (ii) all other patents and patent applications, inventions, discoveries, concepts and ideas, now owned or hereafter acquired by Debtor, or in which Debtor now owns or hereafter acquires an interest; (iii) all trademarks, trade names, licenses, contract rights, goodwill and general intangibles of Debtor (now owned or hereafter acquired) in connection with any of the foregoing; and
            (iv) any and all copyright rights of Debtor; and (v) all products and proceeds of the foregoing, including, without limitation, any claims by the Debtor against third parties for past, present or future infringement of the patents, trademarks and/or copyrights, with the right to sue for and collect the damages for such infringement, and any supporting obligations for any of the foregoing),

      (f)   specific items listed on attached SCHEDULE 1(f), if any,

      (g) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Secured Party, or as to which Secured Party now or later controls possession by documents or otherwise, and

      (h) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to any of the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of collateral.

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2. WARRANTIES,  COVENANTS AND AGREEMENTS.  Debtor warrants, covenants and agrees as follows:

      2.1 Debtor shall furnish to Secured Party, in form and at intervals as Secured Party may request, any information Secured Party may reasonably request and allow Secured Party to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Secured Party, mark its records and the Collateral to clearly indicate the security interest of Secured Party under this Agreement.

      2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Secured Party, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Secured Party; (b) Except as disclosed on attached Schedule 2.2 (the "Permitted Encumbrances"), none of the Collateral is subject to any security interest other than that in favor of Secured Party and there are no financing statements on file, other than in favor of Secured Party; (c) Debtor acquired its rights in the Collateral in the ordinary course of its business, and (d) no person, other than Secured Party, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control.

      2.3   Except  for  the  Permitted  Encumbrances,   Debtor  will  keep  the
Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Secured Party. Debtor will not, without the prior written consent of Secured Party, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Secured Party or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

      2.4 Except as may be otherwise agreed in writing by Secured Party, Debtor will do all acts and will execute or cause to be executed all writings requested by Secured Party to establish, maintain and continue a perfected and first security interest of Secured Party in the Collateral. The Debtor also ratifies Secured Party's authority to make any prior filings and authorizes the Secured Party to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto which may have been filed prior to the date of this Agreement, including, but not limited to filings in Patent, Trademark and/or Copyright Offices worldwide. Debtor agrees that Secured Party has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Secured Party may have a lien or security interest for payment of the Indebtedness.

      2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Secured Party. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Secured Party has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by


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Secured  Party  immediately  upon demand,  together with interest at the highest rate permissible under the Note.

      2.6 Debtor will keep the Collateral in good condition, reasonable wear and tear excepted, and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Secured Party, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Secured Party, containing a secured party's loss payable endorsement acceptable to Secured Party. Debtor will deliver to Secured Party immediately upon demand evidence satisfactory to Secured Party that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Secured Party has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Secured Party immediately upon demand, together with interest at the highest lawful default rate which could be charged by Secured Party under the Note.

      2.7 On each occasion on which Debtor evidences to Secured Party the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act, (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Secured Party, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and
(f) as to each Account Receivable, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Secured Party to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Secured Party. Debtor shall, at Secured Party's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Secured Party.

      2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

      2.9 Upon an Event of Default, if Secured Party, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing


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with it preliminary to sale or exchange;  such redelivery  shall be in trust for the benefit of Secured Party and shall not constitute a release of Secured Party's security interest in it or in the proceeds or products of it unless Secured Party specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Secured Party and immediately delivered to Secured Party for application on the Indebtedness. Secured Party may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Secured Party shall discharge Secured Party from all liability or responsibility for such Collateral. Secured Party, at its option, may require delivery of any Collateral to Secured Party at any time with such endorsements or assignments of the Collateral as Secured Party may request.

      2.10 Upon an Event of Default and without notice, Secured Party may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Secured Party; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement.

      2.11 Secured Party may not assign any of the Indebtedness and this Agreement without the prior written consent of Debtor, which shall not unreasonably be withheld.

      2.12 Debtor shall defend, indemnify and hold harmless Secured Party, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

      2.13  Debtor's  state  or   organization   is  Nevada   (Kronos   Advanced
Technologies, Inc. and Nevada (Kronos Air Technologies, Inc.). Debtor's resident or chief executive office is located and shall be maintained at:

                   Kronos Advanced Technologies, Inc.
                   464 Common Street, Suite 301
                   Belmont, MA 02478

                   Kronos Air Technologies, Inc.
                   464 Common Street, Suite 301
                   Belmont, MA 02478

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        If  Collateral is located,  or was located prior to July 1, 2001,  other than in the state of organization (for registered entities), the address of such location is:

        14523 Westlake Drive
        Suite 20
        Lake Oswego, OR  97035

      2.14 Debtor's entity identification number in the state of its organization is C11290-1996 (Kronos Advanced Technologies, Inc.), and C9556-2000 (Kronos Air Technologies, Inc.). Debtor's federal employer identification number is 87-0440410 (Kronos Advanced Technologies, Inc. and 91-2046697 (Kronos Air Technologies, Inc.).

      2.15  Debtor's   full  and  correct   legal  name  is:   KRONOS   ADVANCED
TECHNOLOGIES, INC. and KRONOS AIR TECHNOLOGIES, INC.

      2.16 Debtor has done business under the following assumed names in the five years prior to the date of this Agreement: TSET, INC.

      2.17 The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing or other statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular assets comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of
Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

      2.18 The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Patent, Trademark and/or Copyright Office worldwide any documents, statements and/or amendments thereto that indicate, record, evidence, perfect, continue and/or secure the Secured Party's interest in the Collateral.

3. COLLECTION OF PROCEEDS.

      3.1 Debtor agrees to collect and enforce payment of all Collateral until Secured Party shall direct Debtor to the contrary. Upon an Event of Default, Debtor agrees to fully and promptly cooperate and assist Secured Party in the collection and enforcement of all Collateral and to hold in trust for Secured Party all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Secured Party and immediately deliver to Secured Party all payments received on Collateral or from the sale, lease or


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other  disposition  of any  Collateral  or  arising  from any  other  rights  or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Secured Party all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Secured Party or any Secured Party employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Secured Party shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Secured Party. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.1 shall be deemed a consent by Secured Party to any sale, lease or other disposition of any Collateral.

4. DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

      4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

      (a) Any failure or neglect to comply with, or breach of, (after the expiration of the 30 day grace period as set forth in that certain Master Loan and Investment Agreement between Debtor and Secured Party of even date herewith ("Master Loan Agreement")) any of the terms, provisions, warranties or covenants of this Agreement, the Master Loan Agreement, or any other agreement or commitment between Debtor , any Guarantor of any of the Indebtedness ("Guarantor") and Secured Party; or

      (b) Any failure to pay the Indebtedness when due, or such portion of it as may be due, by acceleration or otherwise before the expiration of applicable cure periods; or

      (c) Any warranty, representation, financial statement or other information made, given or furnished to Secured Party by or on behalf of Debtor or any Guarantor shall be, or shall prove to have been, false or misleading, in any material respect, when made, given, or furnished; or

      (d) Any loss, theft, substantial damage or destruction to or of any of the Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any of the Collateral or of any other judicial process of, upon or in respect of Debtor or any Guarantor or any of the Collateral; or

      (e) Sale or other disposition by Debtor or Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Debtor or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure or assignment for the benefit of creditors of or by Debtor or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Debtor or any


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            Guarantor;  or  the  appointment  of  a  receiver,   trustee,  court
            appointee, sequestrator or otherwise, for all or any part of the property of Debtor or any Guarantor; or

      (f) Any termination or notice of termination of any guaranty of collection or payment of, or any breach, termination or notice of termination of any subordination agreement, pledge, or collateral assignment relating to, all or any part of the Indebtedness; or

      (g) Any failure by Debtor or any Guarantor to pay when due any of its indebtedness in excess of $25,000 in the aggregate (other than to Secured Party) or in the observance or performance of any term, covenant or condition in any agreement evidencing, securing or relating to that indebtedness, except where such indebtedness is contested in good faith; or

      (h) Secured Party deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal or waste of the Collateral.

      4.2 Upon the occurrence of any Event of Default, Secured Party may at its discretion and without prior notice to Debtor (unless otherwise provided below) declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

      (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

      (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

      (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

      (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other disposition, at places and times and on terms and conditions as Secured Party may deem fit, without any previous demand or advertisement, provided, however, Secured Party will provide Debtor with any notice of sale, lease or other disposition, and advertisement as required by applicable law. Except as otherwise provided in this Agreement, any


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            other notice or demand,  any right or equity of redemption,  and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Secured Party to sell, lease, or otherwise dispose of the Collateral or as to the application by Secured Party of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

            At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Secured Party or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Secured Party or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Secured Party shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

      4.3 Upon the occurrence of any Event of Default, Debtor shall at the request of Secured Party or the Secured Party may, itself, notify the account debtors or obligors of Secured Party's security interest in the Collateral and direct payment of it to Secured Party.

      4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Secured Party first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Secured Party; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the
Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Secured Party immediately upon demand.

      4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Secured Party from pursuing any other remedy provided by law for the collection of the Indebtedness or for the recovery of any other sum to which Secured Party may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Secured Party contained in any existing agreement between Debtor or any Guarantor and Secured Party.

      4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Secured Party. No waiver of any default or forbearance on the part of Secured Party in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

      4.7 Debtor authorizes and irrevocably appoints Secured Party or any agent of Secured Party (which appointment is coupled with an interest) upon the occurrence of an Event of Default the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor, to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

      4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Secured Party, to assemble the Collateral and make it available to Secured Party at any place designated by Secured Party which is reasonably convenient to Secured Party and Debtor.

5. MISCELLANEOUS.

      5.1 Until Secured Party is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.7 below.

      5.2 Debtor will give Secured Party not less than 90 days prior written notice of all contemplated changes in Debtor's name, state of organization, chief executive office or principal residence location, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

      5.3 Secured Party assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

      5.4 Secured Party shall not sell, assign, transfer or grant an interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement without the prior written consent of Debtor, which shall not be unreasonably withheld. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable and subject to applicable securities laws, Secured Party may disclose all documents and information which Secured Party now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Secured Party may provide information relating to this Agreement or relating to Debtor to the Secured Party's parent, affiliates, subsidiaries, and service providers.

      5.5 In addition to Secured Party's other rights, any indebtedness owing from Secured Party to Debtor can be set off and applied by Secured Party on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone.

      5.6 Debtor waives any right to require the Secured Party to: (a) proceed against any person or property; or (b) pursue any other remedy in the Secured Party's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any

Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Secured Party may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

      5.7 In the event that applicable law shall obligate Secured Party to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail at the following addresses:

           If to Debtor:            Kronos Advanced Technologies, Inc.
                                    464 Common Street, Suite 301
                                    Belmont, Massachusetts 02478
                                    Attn: Daniel R. Dwight

                                    Kronos Air Technologies, Inc.
                                    464 Common Street, Suite 301
                                    Belmont, Massachusetts 02478
                                    Attn: Daniel R. Dwight

        With a copy to:             Kirkpatrick & Lockhart LLP
                                    201 South Biscayne Boulevard, Suite 2000
                                    Miami, Florida 33131
                                    Attn: Clayton E. Parker, Esq.

        If to Secured Party:        HoMedics, Inc.
                                    3000 Pontiac Trail
                                    Commerce Township, Michigan 48390
                                    Attn: Ron Ferber

      With a copy to:               Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
                                    2000 Town Center, Suite 1500
                                    Southfield, MI 48075
                                    Attn:  Alan M. Stillman, Esq.

      5.8 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Secured Party in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Secured Party, and whether or not Secured Party relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Secured Party to execute and deliver to Secured Party those documents which Secured Party determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

      5.9 This Agreement and all the rights and remedies of Secured Party under this Agreement shall inure to the benefit of Secured Party's successors and assigns and to any other holder who derives from Secured Party title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.9 is deemed a consent by Secured Party to any assignment by Debtor.

      5.10 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended.

      5.11 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Secured Party with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Secured Party. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

      5.12 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Secured Party in any filing office.

      5.13 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.12 of this Agreement shall survive termination.

      5.14 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement. The signature of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart. For purposes of this Agreement, a facsimile signature shall be deemed the same as an original.

      6. DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

                                    Debtor:

                                    KRONOS ADVANCED TECHNOLOGIES, INC., f/k/a
                                    TSET, INC., A NEVADA CORPORATION


                                    By: /s/ Daniel R. Dwight
                                        --------------------------------------
                                    Name:   Daniel R. Dwight
                                    Its:    President and CEO


                                    Debtor:

                                    KRONOS AIR TECHNOLOGY, INC., a Nevada
                                    corporation


                                    By: /s/ Daniel R. Dwight
                                        --------------------------------------
                                    Name:   Daniel R. Dwight
                                    Its:    President and CEO


                                    Secured Party:

                                    FKA DISTRIBUTING CO.,
                                    d/b/a HOMEDICS, INC., a Michigan corporation


                                    By: /s/ Ron Ferber
                                        --------------------------------------
                                    Name:   Ron Ferber
                                    Its:    President

                                  SCHEDULE 1(F)
                                  -------------

                            OTHER SPECIFIC COLLATERAL

The obligation of Debtor to satisfy Secured Party's right to require Debtor to purchase all or any portion of the shares of Debtor's common stock owned by Secured Party as more specifically set forth in that certain Master Loan and Investment Agreement dated May 9, 2003 among Debtor and Secured Party.

                                  SCHEDULE 2.2
                                  ------------

                             PERMITTED ENCUMBRANCES

None.